Exhibit 99.1

Revance Provides Corporate Update at Investor Day

NASHVILLE, Tenn. – (BUSINESS WIRE) – September 19, 2023—Revance Therapeutics, Inc. (Nasdaq: RVNC) announced that the company is hosting its Investor Day today, September 19, 2023, from 9:30am ET to 12:00pm ET.

The Investor Day will include management presentations on Revance’s vision and strategy, Revance Aesthetics overview and launch progress, DAXXIFY® KOL panel, Revance Therapeutics commercial launch plans, future growth opportunities, and financial review and outlook. The presentations will be followed by a Q&A session.

Key Corporate Updates

•	Real-world feedback reinforces DAXXIFY’s differentiated performance profile and continued opportunity for long-term, broad-based adoption.

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New pricing program for DAXXIFY®, which became effective September 1, 2023, positions the product to be priced competitively to Botox® Cosmetic for the provider, to further accelerate market share expansion.

•	Expects long-term supply chain strategy to support U.S. DAXXIFY® adjusted gross margin of over 80%.

•	Continued confidence in blockbuster potential in U.S. aesthetics product portfolio.

•	Provides update on DAXXIFY® cervical dystonia PrevU program and commercial launch plans, early feedback from payers and market access dynamics.

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Exiting OPUL® payments business by the end of Q1 2024 to prioritize capital allocation and streamline operations. Expects to free up approximately $20 million a year for reinvestment in DAXXIFY® aesthetics and therapeutic commercial launches.

•	The company provides additional updates to its 2023 financial guidance:

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With current cash, cash equivalents, and short-term investments of $319.7 million as of June 30, 2023, and the additional $50 million in notes funded through Athyrium Capital in August 2023, the company is funded to breakeven and expects to be Adjusted EBITDA positive in 2025.

•	Expects to provide product revenue guidance in first half of 2024.

•	Q3 2023 product revenue has the potential to be around Q2 2023 levels based on the recent roll out of the new pricing program and traditional seasonality in facial injectables.

•	Revised 2023 GAAP and Non-GAAP operating expense guidance to reflect the company’s exit of the OPUL® payments business:

•	GAAP operating expenses updated from $460 million – $480 million to $545 million – $585 million.

•	Non-GAAP operating expenses updated from $320 million – $340 million to $315 million – $335 million.

•	Non-GAAP research and development expenses updated from $80 million – $90 million to $75 million – $85 million.

Interested parties can access the live webcast for this event from the Events and Presentations section of the company’s Investor Relations webpage.

A webcast replay will be available beginning September 19, 2023, at 12:00 p.m. PT / 3:00 p.m. ET. To access the replay, please register via the webcast link on the events page.

About Revance

Revance is a biotechnology company setting the new standard in healthcare with innovative aesthetic and therapeutic offerings that enhance patient outcomes and physician experiences. Revance’s portfolio includes DAXXIFY® (DaxibotulinumtoxinA-lanm) for injection and the RHA® Collection of dermal fillers in the U.S. Revance has also partnered with Viatris Inc. to develop a biosimilar to onabotulinumtoxinA for injection and Shanghai Fosun Pharmaceutical to commercialize DAXXIFY® in China.

Revance is headquartered in Nashville, Tenn., with additional office locations in Newark and Irvine, Calif. Learn more at www.Revance.com, www.RevanceAesthetics.com, www.DAXXIFY.com, www.hcp.DAXXIFYTherapy.com, or connect with us on LinkedIn.

“Revance” and the Revance logo, and DAXXIFY® are registered trademarks of Revance Therapeutics, Inc. Resilient Hyaluronic Acid® and RHA® are trademarks of TEOXANE SA. BOTOX® is a registered trademark of Allergan, Inc.

Forward-Looking Statements

Any statements in this press release that are not statements of historical fact, including statements related to our adjusted gross margins; 2023 product revenue, operating expenses and research and development expense guidance and our guidance plans; our funding to cash flow breakeven; our capital requirements; the timing for reaching positive adjusted EBITDA; projected loss from the services segment; the plans for the OPUL® business and the anticipated cash to be freed up from the exit of the OPUL® payments business; our ability to successfully commercialize DAXXIFY®, drive adoption, take market share and grow; our blockbuster potential; the competitive pricing of DAXXIFY®; the potential benefits and performance of our products; the efficacy, duration and safety of DAXXIFY®; our ability to set a new standard of care; potential benefits of our products to physicians and patients; development of a biosimilar to onabotulinumtoxinA for injection with Viatris; and our business and marketing strategy, timeline and other goals, and plans and prospects, including our commercialization plans; constitute forward-looking statements within the meaning of the Private Securities

Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, events, circumstances or achievements reflected in the forward-looking statements will ever be achieved or occur.

Forward-looking statements are subject to risks and uncertainties that could cause actual results and the timing of events to differ materially from our expectations. These risks and uncertainties relate to, but are not limited to: our ability to obtain funding for our operations; the timing of capital expenditures; the accuracy of our estimates regarding expenses, revenues, capital requirements, our financial performance and the economics of DAXXIFY® and the RHA® Collection of dermal fillers; the extent of future impairment charges; our ability to comply with our debt obligations; the impact of macroeconomic factors on our manufacturing operations, supply chain, end user demand for our products, commercialization efforts, business operations, regulatory meetings, inspections and approvals, clinical trials and other aspects of our business and on the market; our ability to maintain approval of our products; our ability and the ability of our partners to manufacture supplies for DAXXIFY® and our drug product candidates; our ability to acquire supplies of the RHA® Collection of dermal fillers; the uncertain clinical development process; our ability to obtain, and the timing relating to, regulatory submissions and approvals with respect to our drug product candidates and third-party manufacturers; the risk that clinical trials may not have an effective design or generate positive results or that positive results would assure regulatory approval or commercial success; the applicability of clinical study results to actual outcomes; the rate and degree of economic benefit, safety, efficacy, commercial acceptance, market, competition and/or size and growth potential of DAXXIFY®, the RHA® Collection of dermal fillers, and our drug product candidates, if approved; our ability to successfully commercialize DAXXIFY® and to continue to successfully commercialize the RHA® Collection of dermal fillers; the timing and cost of commercialization activities; securing or maintaining adequate coverage or reimbursement by third-party payors for DAXXIFY®; the proper training and administration of our products by physicians and medical staff; our ability to gain acceptance from physicians in the use of DAXXIFY® for therapeutic indications; our ability to expand sales and marketing capabilities; the status of commercial collaborations; changes in and failures to comply with laws and regulations; our ability to continue obtaining and maintaining intellectual property protection for our products; the cost and our ability to defend ourselves in product liability, intellectual property, class action or other lawsuits; our ability to limit or mitigate cybersecurity incidents; the volatility of our stock price; and other risks. Detailed information regarding factors that may cause actual results to differ materially from the expectations expressed or implied by statements in this press release may be found in our periodic filings with the Securities and Exchange Commission (“SEC”), including factors described in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 28, 2023, and including, without limitation, our Form 10-Qs for the quarters ended March 31, 2023 and June 30, 2023, filed with the SEC on May 9, 2023 and August 8, 2023, respectively. The forward-looking statements in this press release speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

Use of Non-GAAP Financial Measures

The Company has presented certain preliminary and unaudited non-GAAP financial measures in this press release, including non-GAAP R&D expense, non-GAAP operating expense, adjusted gross margin and adjusted EBITDA. Non-GAAP R&D expense excludes depreciation, amortization, non-cash stock-based compensation and restructuring charges. Non-GAAP operating expense excludes costs of revenue, depreciation, amortization, stock-based compensation, and restructuring and impairment charges. Adjusted gross margin is defined as gross margin, excluding stock-based compensation, depreciation and amortization. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, stock-based compensation and extraordinary items such as restructuring and impairment charges. Actual non-GAAP R&D expense, non-GAAP operating expense and adjusted EBITDA may exclude extraordinary items not indicative of our ongoing operating performance such as restructuring and impairment charges. The Company excludes costs of revenue, depreciation, amortization, stock-based compensation and extraordinary items like restructuring and impairment charges because management believes the exclusion of these items is helpful to investors to evaluate the Company’s recurring operational performance. Company management uses these non-GAAP financial measures to monitor and evaluate its operating results and trends on an ongoing basis, and internally for operating, budgeting and financial planning purposes. The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP results.

Certain non-GAAP measures included in this press release were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable effort because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. Such items include costs of revenue, depreciation, amortization, stock-based compensation as well as extraordinary items like restructuring and impairment charges. The unavailable information could have a significant impact on the Company’s GAAP financial results.

Investors

Revance Therapeutics, Inc.:

Jessica Serra, 510-279-6886

jessica.serra@revance.com

or

Gilmartin Group, LLC.:

Laurence Watts, 619-916-7620

laurence@gilmartinir.com

Media

Revance Therapeutics, Inc.:

Sara Fahy, 949-887-4476

sfahy@revance.com